Exhibit 10.56

SECOND AMENDMENT
TO
8% SENIOR SECURED CONVERTIBLE DEBENTURE

This Amendment (“Amendment”), made as of March 19, 2012, by and between Recovery Energy, Inc., a Nevada corporation (the “Company”), and each holder identified on the signature page hereto (the “Holders”), amends those certain 8% Senior Secured Convertible Debentures due February 8, 2014 of the Company, as previously amended December 16, 2011  (“Debentures”).  Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

Recitals

WHEREAS, the Debentures were issued in connection with the Securities Purchase Agreement, dated as of February 2, 2011, between the Company and the Holders (the “Purchase Agreement”);

WHEREAS, the Debentures were amended pursuant to that certain Amendment to 8% Senior Secured Convertible Debenture, dated as of December 16, 2011 (the “First Amendment”);

WHEREAS, the Debentures are secured by certain assets of the Company as set forth in the Debentures, as amended by the First Amendment (the “Original Collateral”);

WHEREAS, the Company wishes to add the property described in Exhibit A hereto as additional collateral to secure the Debentures (the “Additional Collateral” and together with the Original Collateral, the “Collateral”);

WHEREAS, the Company wishes to issue additional Debentures, secured by both the Collateral and a first priority lien in wells (the “Wells”) and all Collateral located within the  spacing unit designated by the state authorities for the applicable Well  (the “Well Liens”), to certain of the Holders or their affiliates (the “New Holders”) in exchange for additional cash consideration (the “New Offering”), pursuant to that certain 8% Senior Secured Convertible Debenture (the “New Debentures”) and that certain Securities Purchase Agreement (the “New Purchase Agreement”) substantially in the forms attached hereto as Exhibits B and C respectively;

WHEREAS, pursuant to Section 5.5 of the Purchase Agreement, waiver or amendment of any provision in the Purchase Agreement requires a written instrument signed by the Company and Holders holding at least 51% in interest of the Debentures then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; and

WHEREAS, pursuant to Section 7(a) of the Debentures, the Company is prohibited from entering into, creating, incurring, assuming or suffering to exist any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction on the property securing the Debentures unless the holders of at least 67% in principal amount of the then outstanding Debentures shall have otherwise given prior written consent;

NOW THEREFORE, in consideration of the premises and mutual covenants and obligations herein set forth and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, accepted and agreed to, the parties hereto, intending to be legally bound, hereby agree as follows:

Agreement

1.   Consent of Holders.  Each Holder hereby consents to the New Offering for all purposes under the Purchase Agreement and the Debentures, including Section 5.5 of the Purchase Agreement and Section 7(a) of the Debentures.

2.   Grant of Lien on Additional Collateral.  The Company hereby grants Holders a first priority lien in the Additional Collateral as security for the obligations of the Company under the Debentures and the New Debentures, to be reflected in appropriate Security Documents.  The Company agrees to use reasonable best efforts to execute and record such Security Documents with respect to the lien by April 15, 2012.

3.   Release of Lien on Certain Collateral.  The Holders hereby release any right or interest they may have with respect to the property described in Exhibit D hereto (the “Released Collateral”), and further agree that all references in the Debentures, the New Debentures, the Purchase Agreement, the New Purchase Agreement and this Amendment to the Collateral shall not include the Released Collateral.

4.   Agreement to Subordinate Interest in Wells.  Each Holder hereby agrees that upon completion or plugging and  abandonment of each such Well, to the extent the Wells are drilled on the Collateral, the Holders’ security interest in such Well and all Collateral located within the  spacing unit designated by the state authorities for such Well will be subordinated to the Well Lien to be granted to the New Holders, and such Holder hereby consents to the filing of a Subordination Agreement, in substantially the form attached hereto as Exhibit E, to effectuate such subordination, with such Subordination Agreement to be executed by T.R. Winston & Company, LLC as collateral agent.

5.   Amendment of Debentures.  The Debentures are hereby amended to replace Annex B with a new Annex B substantially in the form attached hereto as Exhibit F.

6.   Waiver of Preemptive Rights.  Each Holder hereby waives any and all rights it may have pursuant to Section 5 of the Amendment with respect to the New Offering.

7.   Authority.  Each Holder hereby represents and warrants that it is the true and lawful owner of the Debentures and has full power and authority to enter into this Amendment on the term set forth herein.

8.   Further Assurances.  Holders shall from time to time execute such additional instruments and documents, take such additional actions, and give such further assurances as are or may be reasonable or necessary to implement this Amendment.

9.   Binding Effect.  The terms of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

10.   Reaffirmation of Debenture Terms.  All terms of the Debentures shall, except as amended hereby, remain in full force and effect, and are hereby ratified and confirmed.

11.   Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard for principles of conflict of laws thereof.

12.   Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the date first set forth above.

COMPANY

Recovery Energy, Inc.

By:	/s/ Roger A. Parker
Name:	Roger A. Parker
Title:

HOLDERS

Colony Partners, a California general partnership

/s/ Bryan Ezralow
Name:	Bryan Ezralow as Trustee of the Bryan
Ezralow 1994 Trust
Title:	Managing General Partner

Jonathan & Nancy Glaser Family Trust DTD 12/16/1998 Jonathan M. Glaser and Nancy E. Glaser TTEES

/s/ Jonathan Glaser
Name:	Jonathan Glaser
Title:	Trustee

T.R. Winston & Company, LLC

/s/ John W. Galuchie, Jr.
Name:	John W. Galuchie, Jr.
Title:	President

Wallington Investment Holdings, Ltd.

/s/ Michael Khoury.
Name:	Michael Khoury
Title:	Director

Steven B. Dunn and Laura Dunn Revocable Trust DTD 10/28/10, Steven B. Dunn & Laura Dunn TTEES

/s/ Steven B. Dunn
Name:	Steven B. Dunn
Title:	Trustee

EXHIBIT A

New Collateral

LEASE DATE:	March 2, 2010
LESSOR:	Anderson Livestock, Inc.
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R60W	B 2158, P 1303-1305	Laramie, WY
Section 11: Lots 1-4
Section 14: Lots 1-4
Section 15: NW
Section 22: SE
Section 23: North 130.00 acres of the W/2

	T16N-R59W	B 210, P 249-252	Kimball, NE
Section 11: Lots 1-4
Section 14: Lots 1-4, less 14.5 acres
Section 26: South 2/3rd and
and
T16N-R58W
Section 17: SE

LEASE DATE:	January 28, 2010
LESSOR:	Alyce Knigge
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 210, P 4-6	Kimball, NE
Section 20: ALL

LEASE DATE:	March 12, 2010
LESSOR:	Mattson Ranch Company
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R60W	B 2161, P 376-378	Laramie, WY
Section 32: NW, less a 5 acre tract in
the NWNW

LEASE DATE:	April 9, 2010
LESSOR:	Thomas W. Irwin and Thomas W. Irwin Family Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R60W	B 2161, P 435-437	Laramie, WY
Section 32: NW

LEASE DATE:	March 17, 2010
LESSOR:	Juanita Moffitt
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R60W	B 2161, P 382-384	Laramie, WY
Section 32: NE, less a 1 acre tract in the NWNE

LEASE DATE:	January 22, 2010
LESSOR:	Rex E. West Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 542-544	Kimball, NE
Section 22: ALL

LEASE DATE:	January 25, 2010
LESSOR:	Ray Freeburg and Kathy Freeburg
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R59W	B 209, P 793-796	Kimball, NE
Section 13: SW
Section 25: E/2, less a 10.418 acre tract
and
T16N-R58W
Section 23: ALL, less a 21.522 acre tract

LEASE DATE:	January 22, 2010
LESSOR:	Rex E. West Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 548-550	Kimball, NE
Section 26: ALL

LEASE DATE:	February 4, 2010
LESSOR:	Jack E. Lockwood and Joan L. Lockwood
LESSEE:	Edward Mike Davis, L.L.C.

DESCRIPTION:	T16N-R58W	RECORDING:	COUNTY, STATE:
	Section 27: ALL	B 209, P 567-568	Kimball, NE

LEASE DATE:	January 23, 2010
LESSOR:	Scott E. Lockwood and Susan L. Lockwood
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 545-547	Kimball, NE
Section 27: All

LEASE DATE:	January 26, 2010
LESSOR:	Rhonda Marie Duclo
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 210, P 1-3	Kimball, NE
Section 29: E/2

LEASE DATE:	January 25, 2010
LESSOR:	Troy Freeburg and Loretta Freeburg
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 797-800	Kimball, NE
Section 29: E/2

LEASE DATE:	March 2, 2010
LESSOR:	Jessen Wheat Company
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2158, P 1299-	Laramie, WY
	Section 3: SE	1302 and	and
	and	B 210, P 79-83	Kimball, NE
T16N-R60W
Section 26: Lots 1-4, W/2W/2
Section 28: SE
Section 30: E/2
Section 34: ALL
and
T16N-R59W
Section 14: 14.50 acres in Lots 1-4 in SE
Section 28: SE

LEASE DATE:	July 19, 2010
LESSOR:	Rochelle Energy Limited Partnership
LESSEE:	Edward Mike Davis, L.L.C.

DESCRIPTION:	T15N-R60W	RECORDING:	COUNTY, STATE:
	Section 8: NE	B 2179, P 1230	Laramie, WY
Section 15: ALL
Section 21: NE

LEASE DATE:	December 23, 2009
LESSOR:	David Herman
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2149, P 503-505	Laramie, WY
Section 9: E//2
and
T16N-R60W
Section 20: NE

LEASE DATE:	January 25, 2010
LESSOR:	Phyllis A. Cooney Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2158, P 1292-1295	Laramie, WY
Section 10: N/2

LEASE DATE:	March 17, 2010
LESSOR:	Emmy Lu Randol
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15 N-R60W	B 2158, P 1357-1359	Laramie, WY
Section 15: ALL
Section 17: S/2
Section 20: N/2
Section 21: ALL

INSOFAR AND ONLY INSOFAR AS THE LEASES COVER THE LAND DESCRIBED IN THIS EXHIBIT "A"

EXHIBIT B

Form of 8% Senior Secured Convertible Debenture

EXHIBIT C

Form of Securities Purchase Agreement

EXHIBIT D

Released Collateral

LEASE DATE:	December 30, 2009
LESSOR:	Vrtatko, Inc., a Nebraska corporation
Ellen M. Vrtatko, a widow
James F. Vrtatko, a single man
Rodney J. Vrtatko, a married man
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	Township 14 North, Range 54 West, 6th P.M.	BOOK OG 209,	Kimball County, Nebraska
	Section 29: W/2, W/2SE/4;	PAGE 430-434
Section 30: ALL;
Section 31: ALL
Section 32: ALL;
Section 33: ALL

	Township 13 North, Range 54 West, 6th P.M.	BOOK OG 209,	Kimball County, Nebraska
	Section 5: N/2, SW/4;	PAGE 430-434
Section 6: ALL;
Section 7: ALL
Section 17: SE/4;
Section 22: ALL

	Township 13 North, Range 55 West, 6th P.M.	BOOK OG 209,	Kimball County, Nebraska
	Section 1: ALL;	PAGE 430-434
Section 11: ALL;
Section 12: ALL

	Township 15 North, Range 55 West, 6th P.M.	BOOK OG 209,	Kimball County, Nebraska
	Section 29: A 3.627 acre tract in SW/4NW/4	PAGE 430-434
Section 32: A tract in the S/2

RECORDING DATA:   BOOK OG 209, PAGE 430-434   recorded December 31, 2009 at 10:29am in Kimball County, Nebraska

EXHIBIT E

Form of Subordination Agreement

SUBORDINATION OF MORTGAGE

The parties listed as Lenders on the signature pages hereto (collectively, the “Lenders”) are the owners and holders of that certain indebtedness secured by the following mortgage (the “Subordinated Mortgage”):

Description	Date	Recorded In	State/County
Book ___, Page ___, Reception No. ___

Recovery Energy, Inc. (the “Debtor”) has sold, executed and delivered a Senior Mortgage to ______________________ (the “Senior Lenders”), dated ___________________, recorded in Book _______, Page _______, Reception No. ____________________, of the records of _____________ County, [STATE] (the “Senior Mortgage”). The Senior Mortgage covers the lands described on Exhibit A, attached hereto (the “Mortgage Property”).

AGREEMENT

In consideration of the sum of One Dollar ($1.00), and other good and valuable consideration, cash in hand paid, the receipt and sufficiency of which are hereby acknowledged, the Lenders hereby declare and agree as follows:

1.           The Lenders hereby waive, relinquish and subordinate the priority and superiority of the liens, encumbrances and rights of the Subordinated Mortgage in favor of the Senior Mortgage, specifically only in favor of the Senior Mortgage, and only insofar as said Senior Mortgage affects property described in the Subordinated Mortgage.

2.           In the event Lender or any purchaser at a foreclosure sale succeeds to the interest of Debtor in the Mortgage Property by reason of any foreclosure of the Subordinated Mortgage or the acceptance by Lenders of a deed in lieu of foreclosure, it is agreed the Mortgage Property shall remain subject to the Senior Mortgage.  This agreement and subordination shall in no way affect or impair the rights of Lenders or their successors or assigns, to foreclose or sell under the Subordinated Mortgage in any manner prescribed by contract or law, all of the lands, hereditaments and appurtenances and estates described in the Subordinated Mortgage, subject to the rights of the Senior Lenders and their successors and assigns, under the Senior Mortgage.

3.           The agreement contained herein shall run with the land and shall be binding upon and inure to the benefit of successive owners of the Mortgage Property and lessees under the Senior Mortgage and their respective successors and assigns.

4.           This agreement may not be modified orally or in any manner other than an agreement in writing signed on behalf of Lenders and the current holder of the Senior Mortgage at the time of the amendment.

Dated this _________ day of _____________, 2012.

LENDERS

By:
Title:

STATE OF [STATE]                                           )
)  ss.
COUNTY OF _________________                                )

The foregoing instrument was acknowledged before me this _____ day of _________, 2012, by _____________________________, as ________________ of ______________.

Witness my hand and official seal.

My commission expires:_________________________

____________________________
Notary Public

EXHIBIT E

ANNEX B
to 8% Senior Secured Convertible Debentures

LEASE DATE:	January 1st, 2011
LESSOR:	Crossed Arrows Ranch Inc.
LESSEE:	Recovery Energy, Inc.	COUNTY, STATE:
Goshen County, WY
DESCRIPTION:	Township 26 North, Range 62 West, 6th P.M.
Section 1: Lots 3, 4, S/2NW/4, SW4
Section 2: Lots 1-4, S/2N/2, S/2
Section 3: Lots 1, 2, S/2NE/4

	Township 27 North, Range 61 West, 6th P.M.	Goshen County, WY
Section 31: Lots 1-4, E/2W/2

	Township 27 North, Range 62 West, 6th P.M.	Goshen County, WY
Section 7: Lots 4
Section 15: SW/4, N/2SE/4
Section 17: SW/4NE/4, NW/4NW/4, S/2NW/4, S/2
Section 18: Lots 1, 4, N/2NE/4, SE/4NE/4, E/2NW/4, NE/4SW/4,
Section 19: Lot 1
Section 20: NW/4NE/4, NE/4NW/4
Section 21: SE/4NE/4, E/2SE/4
Section 22: W/2, W/2SE/4
Section 25: W/2
Section 26: ALL
Section 27: E/2, N/2NW/4
Section 28: E/2, SE/4SW/4
Section 29: S/2SW/4, SW/4SE/4
Section 30: SE/4SE/4
Section 32: NW/4
Section 34: N/2NE/4
Section 35: N/2NE/4, W/2, SE/4

	Township 27 North, Range 63 West, 6th P.M.	Goshen County, WY
Section 11: SE/4SW/4, SW/4SE/4
Section 12: Lot 4, S/2SW/4, SW/4SE/4
Section 13: Lot 1, W/2NW/4, SW/4, SE/4SE/4

Section 14: NW/4NE/4, S/2NE/4, NE/4NW/4, N/2SE/4
Section 23: E/2SE/4
Section 24: N/2, SW/4
Section 25: W/2
Section 26: NE/4NE/4, S/2NE/4, SW/4, NW/4SE/4, S/2SE/4
Section 27: S/2SE/4
Containing 16,299.37 acres more or less

LEASE DATE:	February 9, 2011
LESSOR:	Eric Alan McCallan, a/k/a Alan Claude McCallan, dealing in his sole and separate property, and Christopher P. McCallan, a married man dealing in his sole and separate

LESSEE:	Recovery Energy, Inc.	COUNTY, STATE
Goshen County, WY
DESCRIPTION:	Township 25 North, Range 62 West, 6th P.M.
Section 07: N2NE, SENE, NESE
Section 08: N2NW, SWNW, NWSW
Section 16: SW
Section 20: SESE, that part of NESE lying south of railroad
Section 28: SWNW, W2SW
Section 29: E2E2
Section 32: N2NE
Section 26: NW

	Township 25 North, Range 63 West, 6th P.M.	Goshen County, WY
Section 18: Lots 1, 2, 3 and 4

	Township 25 North, Range 64 West, 6th P.M.	Goshen County, WY
Section 11: W2SE
Section 13: E2, E2W2
Section 14: Lots 1, 2, 3, 5, 6, 7, W2NE, W2, NWSE
Section 23: Lots 3, 4, 7, 8, NWNE, N2NW, NWSE
Section 24: NWSW

LEASE DATE:	March 2, 2010
LESSOR:	Anderson Livestock, Inc.
LESSEE:	Edward Mike Davis, L.L.C.

		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R60W	B 2158, P 1303-1305	Laramie, WY
Section 11: Lots 1-4

Section 14: Lots 1-4
Section 15: NW
Section 22: SE
Section 23: North 130.00 acres of the W/2

	T16N-R59W	B 210, P 249-252	Kimball, NE
Section 11: Lots 1-4
Section 14: Lots 1-4, less 14.5 acres
Section 26: South 2/3rd
and
T16N-R58W
Section 17: SE

LEASE DATE:	January 28, 2010
LESSOR:	Alyce Knigge
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 210, P 4-6	Kimball, NE
Section 20: ALL

LEASE DATE:	March 12, 2010
LESSOR:	Mattson Ranch Company
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R60W	B 2161, P 376-378	Laramie, WY
Section 32: NW, less a 5 acre tract in
the NWNW

LEASE DATE:	April 9, 2010
LESSOR:	Thomas W. Irwin and Thomas W. Irwin Family Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R60W	B 2161, P 435-437	Laramie, WY
Section 32: NW

LEASE DATE:	March 17, 2010	RECORDING:	COUNTY, STATE:
LESSOR:	Juanita Moffitt	B 2161, P 382-384	Laramie, WY
LESSEE:	Edward Mike Davis, L.L.C.

DESCRIPTION:	T16N-R60W
Section 32: NE, less a 1 acre tract in the NWNE

LEASE DATE:	January 22, 2010
LESSOR:	Rex E. West Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 542-544	Kimball, NE
Section 22: ALL

LEASE DATE:	January 25, 2010
LESSOR:	Ray Freeburg and Kathy Freeburg
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R59W	B 209, P 793-796	Kimball, NE
Section 13: SW
Section 25: E/2, less a 10.418 acre tract
and
T16N-R58W
Section 23: ALL, less a 21.522 acre tract

LEASE DATE:	January 22, 2010
LESSOR:	Rex E. West Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 548-550	Kimball, NE
Section 26: ALL

LEASE DATE:	February 4, 2010
LESSOR:	Jack E. Lockwood and Joan L. Lockwood
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 567-568	Kimball, NE
Section 27: ALL

LEASE DATE:	January 23, 2010
LESSOR:	Scott E. Lockwood and Susan L. Lockwood
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 545-547	Kimball, NE
Section 27: All

LEASE DATE:	January 26, 2010
LESSOR:	Rhonda Marie Duclo
LESSEE:	Edward Mike Davis, L.L.C.

		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 210, P 1-3	Kimball, NE
Section 29: E/2

LEASE DATE:	January 25, 2010
LESSOR:	Troy Freeburg and Loretta Freeburg
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T16N-R58W	B 209, P 797-800	Kimball, NE
Section 29: E/2

LEASE DATE:	March 2, 2010
LESSOR:	Jessen Wheat Company
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2158, P 1299-1302	Laramie, WY
	Section 3: SE	and	and
	and	B 210, P 79-83	Kimball, NE
T16N-R60W
Section 26: Lots 1-4, W/2W/2
Section 28: SE
Section 30: E/2
Section 34: ALL
and
T16N-R59W
Section 14: 14.50 acres in Lots 1-4 in SE
Section 28: SE

LEASE DATE:	July 19, 2010
LESSOR:	Rochelle Energy Limited Partnership
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2179, P 1230	Laramie, WY
Section 8: NE
Section 15: ALL
Section 21: NE

LEASE DATE:	December 23, 2009
LESSOR:	David Herman
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2149, P 503-505	Laramie, WY
Section 9: E//2
and
T16N-R60W
Section 20: NE

LEASE DATE:	January 25, 2010
LESSOR:	Phyllis A. Cooney Trust
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2158, P 1292-1295	Laramie, WY
Section 10: N/2

LEASE DATE:	March 17, 2010
LESSOR:	Emmy Lu Randol
LESSEE:	Edward Mike Davis, L.L.C.
		RECORDING:	COUNTY, STATE:
DESCRIPTION:	T15N-R60W	B 2158, P 1357-1359	Laramie, WY
Section 15: ALL
Section 17: S/2
Section 20: N/2
Section 21: ALL

INSOFAR AND ONLY INSOFAR AS THE LEASES COVER THE LAND DESCRIBED IN THIS EXHIBIT "A"